UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2018

NATIONAL FUEL GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 Main Street, Williamsville, New York		14221
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 857-7000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 3.03 below is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

On January 11, 2018, National Fuel Gas Company (the “Company”) entered into Amendment No. 1 to that certain Amended and Restated Rights Agreement, dated as of December 4, 2008, by and between the Company and Wells Fargo Bank, National Association (“Wells Fargo”), as successor rights agent to The Bank of New York.

Amendment No. 1 modifies the rights of holders of the Company’s Common Stock Purchase Rights (the “Rights”), by advancing the final expiration date of the Rights from July 31, 2018 to January 16, 2018. At the close of business on January 16, 2018, the Rights will expire and will no longer be exercisable.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1, a copy of which has been filed as Exhibit 4.1 hereto and is expressly incorporated by reference herein.

Wells Fargo is a party to the Third Amended and Restated Credit Agreement, dated as of September 9, 2016, among the Company, the lenders party thereto, and JP Morgan Chase Bank, National Association, as Administrative Agent. Wells Fargo Shareowner Services, a division of Wells Fargo, serves as the Company’s transfer agent and as administrator of the Company’s Direct Stock Purchase and Dividend Reinvestment Plan.

Item 7.01	Regulation FD Disclosure.

The Company notes that, under the laws of New York and Pennsylvania, where the Company’s Utility segment operates, regulatory approvals are required with respect to certain acquisitions of interests in public utility companies or public utility holding companies.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 4.1	Amendment No. 1, dated as of January 11, 2018, to the Amended and Restated Rights Agreement, dated as of December 4, 2008, between National Fuel Gas Company and Wells Fargo Bank, National Association, as successor rights agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY

By:	/s/ Sarah J. Mugel
Sarah J. Mugel
Assistant Secretary

Dated: January 12, 2018